SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549
                                     FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        Date of report (Date of earliest event reported) August 23, 2001

                          Commission File No. 000-26631

                        Safe Transportation Systems, Inc.
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             (Exact name of registrant as specified in its charter)

                               Florida 59-3567558
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                   (State or other jurisdiction (IRS Employer
                              Identification No.)
                        of incorporation or organization)

               909 Lakeway Drive, suite 208, Bellingham, WA 98226
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                    (Address of principal executive offices)

                                 (561) 989-9955
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              (Registrant's telephone number, including area code)

                                       N/A
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              (Former name, former address and formal fiscal year,
                          if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant

On August 23, 2001, Safe Transportation Systems, Inc. (the "Company") engaged Kaufman, Rossin & Co. as its independent certified public accountants.


Date: September 6, 2001



By: /s/ Ian Pallet
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        Ian Pallet
        President, CEO


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